UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2014

ACTAVIS plc

(Exact Name of Registrant as Specified in Its Charter)

Ireland	000-55075	98-1114402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Grand Canal Square, Docklands

Dublin 2, Ireland

(Address of Principal Executive Offices)

(862) 261-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.	Other Events.

On May 22, 2014, Actavis plc issued a press release announcing the commencement of consent solicitations (“Consent Solicitations”) by Forest Laboratories, Inc., a Delaware corporation (“Forest”), with respect to Forest’s $1,200,000,000 in aggregate principal amount of outstanding 5.00% Senior Notes due 2021, $1,050,000,000 in aggregate principal amount of outstanding 4.375% Senior Notes due 2019 and $750,000,000 in aggregate principal amount of outstanding 4.875% Senior Notes due 2021 (collectively, the “Notes”) to eliminate the registration rights obligations with respect to the Notes in exchange for the provision by Actavis plc of a guarantee of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Actavis plc entitled “Actavis Offers to Guarantee Certain Forest Laboratories Senior Notes in connection with Forest Consent Solicitations” dated May 22, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2014		ACTAVIS plc

	By:	/s/ David A. Buchen
David A. Buchen
Chief Legal Officer - Global and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Actavis plc entitled “Actavis Offers to Guarantee Certain Forest Laboratories Senior Notes in connection with Forest Consent Solicitations” dated May 22, 2014.

5